UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange of 1934



                         Date of Report: October 3, 2004
                        (Date of earliest event reported)

                               PLANGRAPHICS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Colorado                  0-14273                  84-0868815
        --------                  -------                  ----------
       (State of                (Commission              (IRS Employer
     incorporation)             File Number)           Identification No.)


                    112 East Main Street, Frankfort, KY 40601
                    -----------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (720) 851-0716





             -------------------------------------------------------
             (Former Name and address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

     PlanGraphics, Inc. and Branch Banking & Trust ("BBT") are parties to Note Modification Agreement (NMA) dated April 10, 2003 a form of which is filed as
Exhibit 10.1 to PlanGraphics' Form 10-QSB for the period ended March 30, 2003. The underlying promissory note, in favor of BBT, dated May 31, 2001 and filed on Form SB-2/A on June 13, 2001, as amended, provided an asset based line of credit in the amount of $750,000 to PlanGraphics. The NMA was subsequently amended several times as to expiration date. The latest amendment expired on October 3, 2004 without renewal.

While PlanGraphics has been working with alternative funding sources to secure a replacement credit facility, it has not yet obtained a firm commitment for replacement funding from such sources as of the date of this report. However, BBT has indicated that, in light of the ongoing negotiations with alternative financing sources, it is willing to provide interim transitional financing arrangements for an undetermined period until replacement funding arrangements are finalized.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               PLANGRAPHICS, INC.
                                  (Registrant)


October 7, 2004                 /S/ Fred Beisser
                                ----------------
                                   (Signature)
                              Frederick G. Beisser
                         Senior Vice President - Finance
              Secretary, Treasurer and Principal Accounting Officer